ESCROW AGREEMENT

                  RELATED TO SHARES OF BALLARD MEDICAL PRODUCTS


               THIS  ESCROW AGREEMENT  is entered  into  in triplicate
          effective the 25th day of February, 1998, by and among BALLARD MEDICAL PRODUCTS, a Utah corporation ("Ballard"); ZIONS FIRST NATIONAL BANK ("Escrow Agent"); KEVIN R. DYE ("Dye"), C. PHILLIP PATTISON ("Pattison"); BARRY J. MARSHALL ("Marshall"); and WILLIAM A. FRY ("Fry"). (Dye, Pattison, Marshall and Fry are referred to herein individually as "Seller" and collectively as "Sellers").

                                   WITNESSETH:

               WHEREAS,  simultaneously  with  the  execution  hereof,
          Ballard and Sellers have entered into an Agreement Concerning the Exchange of Common Stock of Ballard Medical Products for All Outstanding Stock of Tri-Med Specialties, Inc. (the "Exchange Agreement"), pursuant to which Ballard has acquired from Sellers all of the outstanding stock of Tri-Med Specialties, Inc., a Kansas corporation (the "Company"), in exchange for 1,067,733 shares of the common stock, par value $.10 per share, of Ballard (the "Ballard Shares");

               WHEREAS, in the Exchange Agreement, Sellers have made numerous representations, warranties, and covenants to Ballard, and the Exchange Agreement provides that certain of the Ballard Shares are to be held in escrow; and

               WHEREAS, the parties hereto desire to transfer and assign to Escrow Agent 53,386 shares of the Ballard Shares (the "Escrowed Shares"), to be held and disposed of by Escrow Agent according to the terms and conditions provided herein.

               NOW,   THEREFORE,  in   consideration  of   the  mutual
          covenants, conditions and agreements contained herein, the parties hereto agree as follows:

                1. Definitions. For all purposes of this Agreement, the terms set forth below shall have the meanings indicated:

                    (a)  "Ballard"   shall    mean   Ballard   Medical
          Products, a Utah corporation.

                    (b) "Ballard Common Stock" shall mean fully paid, nonassessable Ballard common shares, par value $.10 per share.

                    (c) "Ballard Shares" shall mean the shares of Ballard Common Stock being issued to or for the benefit of Sellers pursuant to the Exchange Agreement.

                    (d) "Claim" shall mean a written claim of loss or damages to Ballard or the Company, alleged to arise from a breach of warranty, representation, or covenant by Sellers under the Exchange Agreement, and with respect to which Ballard has given Sellers a notice of breach or default followed by the requisite 30-day or longer period in which Sellers failed to cure said default or breach, as provided in Section 10.2(a) of the Exchange Agreement.

                    (e) "Claim Notice" shall mean a written notice of a Claim given by Ballard to Escrow Agent, with a copy thereof to Sellers.

                    (f) "Company" shall mean Tri-Med Specialties, Inc, a Kansas corporation.

                    (g) "Determined Market Value" shall mean the average of the closing prices for the Ballard Common Stock (as reported in the NYSE Net or the Wall Street Journal) for the fifty consecutive trading days ending on and including the day preceding a given date. Whenever Determined Market Value is to be calculated hereunder, Ballard will provide a draft of the calculation to Escrow Agent for Escrow Agent's review and confirmation.

                    (h)  "Escrow   Agent"   shall  mean   Zions  First
          National Bank.

                    (i) "Escrowed Shares" shall mean those of the Ballard Shares being transferred hereunder to Escrow Agent, to be held and disposed of by Escrow Agent according to the terms and conditions provided herein.

                    (j)  "Final  Determination"  shall  mean:   (i)  a
          final order of a court not subject to further right of appeal, disposing of a Claim and authorizing the distribution of the Escrowed Shares in some manner; or (ii) a settlement agreement signed by all of Sellers and Ballard by which the applicable Claim is withdrawn, superseded, or otherwise resolved by the parties.

                    (k) "Sellers" shall mean Kevin R. Dye, C. Phillip Pattison, Barry J. Marshall, and William A. Fry who are all of the shareholders of the Company.

                    (l)  "Termination  Date" shall  mean the  first to
          occur of  the following:   (a) the date  of issuance of  the
          first audited financial statements for Ballard and the Company following the date of this Escrow Agreement; or (b) that date which is one (1) year following the date of this Escrow Agreement.

                    (m) "Unresolved Claim" shall mean a Claim for which a Claim Notice has been given to Escrow Agent but with respect to which there has been no Final Determination.

                2.  Escrowed Shares.

                    (a) Upon execution of the Exchange Agreement and this Agreement by all of the parties thereto and hereto, Ballard shall properly issue and deliver to Escrow Agent the Escrowed Shares, in one certificate, receipt of which is hereby acknowledged by Escrow Agent. The certificate bears the following restrictive legend:

                    "The shares of common stock evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, nor have they been registered with any state securities commission. They have been issued in reliance upon an exemption from the requirements for such registration for non-public offerings. Accordingly, the sale, transfer, pledge, hypothecation or other disposition of the shares evidenced hereby or any portion thereof or interest therein may not be accomplished in the absence of an effective registration statement under that act, or an opinion of counsel satisfactory in form and substance to the Company to the
                    effect  that  such   a  registration  is  not
                    required."

               Notwithstanding the foregoing, the parties all acknowledge and agree that any transfer of the Escrowed Shares under the provisions of this Agreement shall not require an opinion of counsel or the filing of a registration statement.

                    (b) Beneficial ownership and voting rights in the Escrowed Shares, during the time that the Escrowed Shares are held hereunder by Escrow Agent, are allocated among Sellers in proportion to their relative interests set forth in Exhibit A, attached to and made a part of this Agreement by reference.

                3.  Disposition of Escrowed Shares.

                    (a) At any time prior to the Termination Date, Ballard may give notice of a Claim to Escrow Agent (the "Claim Notice"), with a copy thereof to Sellers. The Claim Notice shall set forth:

                         (i)  the dollar amount of the Claim;

                        (ii) a description of the alleged breach of covenant, warranty, or representation under the Exchange Agreement; and

                       (iii) a statement to the effect that Ballard properly gave the written notice of default, followed by the requisite 30-day or longer period in which Sellers failed to cure said default or breach, as provided in Section 10.2(a) of the Exchange Agreement.

                    (b) If Escrow Agent receives, within sixty (60) days following the date the Claim Notice is given under paragraph (a) above, a copy of a complaint and summons which have been filed in a federal or state court located in Salt Lake County, Utah, together with proof that said summons and complaint have been served on Ballard, which complaint seeks judicial determination of the Claim filed with Escrow Agent by Ballard, then Escrow Agent shall not issue or deliver to Ballard any Escrowed Shares on account of the Claim, until a Final Determination occurs with respect to the Claim.

               When  a  Final  Determination   occurs,  if  the  Final
          Determination provides that a sum is owed to Ballard on account of the Claim, Escrow Agent shall, upon receipt of a copy of the Final Determination (certified by Ballard or any one or more of Sellers to be a true and complete copy of the original, or certified by the clerk of the applicable court) and without further notice or consent being required, immediately distribute and transfer to Ballard a number of the Escrowed Shares in Determined Market Value (as of the date of Escrow Agent's receipt of said certified copy of the Final Determination) equal to the total dollar amount of said sum owed.

               If the Final Determination provides that no sum is owed to Ballard on account of the Claim, no Escrowed Shares shall be distributed to Ballard with respect to the Claim. For this purpose, Escrow Agent may rely upon a copy of the Final Determination as certified by Ballard or any one or more of Sellers to be a true and complete copy of the original, or certified by the clerk of the applicable court.

                    (c) If Escrow Agent does not receive, within the 60-day period following the date the Claim Notice is given, a copy of a complaint and summons and proof of service strictly as provided in paragraph (b) above, Escrow Agent will promptly, without any further notice or consent being required, disburse and transfer to Ballard a number of the Escrowed Shares in Determined Market Value as of the date of distribution equal to the dollar amount of the Claim as set forth in the Claim Notice.

                    (d) At the Termination Date, Escrow Agent shall retain in escrow a sufficient number of the Escrowed Shares in Determined Market Value as of the Termination Date equal to one and one-quarter times the total dollar amount of all Unresolved Claims. The remaining Escrowed Shares will, without further notice or consent being required, be promptly disbursed, transferred, and delivered in the respective names of Sellers, in the proportions indicated in Exhibit A.

                    (e) Ballard shall deliver to Escrow Agent a copy of the first audited financial statements for the Company issued following the date of this Escrow Agreement, as soon as they are issued.

                4. Cancellation of Shares. Sellers consent to the cancellation by Ballard on its records and on the records of the Division of Corporations of the State of Utah of any and all Escrowed Shares transferred and delivered hereunder to Ballard.

                5. Certificate. All certificates to be issued to Sellers hereunder shall bear the same restrictive legend set forth in Section 2 above, until the Escrowed Shares have been registered with the Securities and Exchange Commission. Escrow Agent shall cooperate with Ballard and Sellers in effecting the registration of the Escrowed Shares held by Escrow Agent, pursuant to Article IX of the Exchange Agreement.

                6.  Fees and Expenses.

                    (a) The basic fees of Escrow Agent (items 1 and 2 in Exhibit B, attached to and made a part of this Agreement by reference) and related out-of-pocket expenses of Escrow Agent, together with any cost or expense of Escrow Agent relating to the registration of the Escrowed Shares with the Securities and Exchange Commission and under state blue sky laws, shall be paid by Ballard. Fees for unusual or extraordinary services and related out-of-pocket expenses of Escrow Agent shall be paid one-half by Sellers and one-half by Ballard, except that Sellers and Ballard shall have joint and several liability to Escrow Agent for such unusual or extraordinary charges.

                    (b) Additional compensation shall be paid to Escrow Agent for any additional or extraordinary service it may be requested to render hereunder; and Escrow Agent shall be reimbursed for any out-of-pocket expenses (including, without limitation, fees of counsel) reasonably incurred in connection with such additional or extraordinary services.

                    (c) Escrow Agent shall have a first lien on the Escrowed Shares held by it hereunder for its compensation hereunder and for any expenses or counsel fees owed to Escrow Agent hereunder.

                7. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be deemed to have been duly given if in writing and delivered personally, mailed, first class, postage prepaid, registered or certified mail, or delivered to a reputable overnight courier, charges prepaid, as follows:

          If to Ballard:           Ballard Medical Products
                                   12050 Lone Peak Parkway
                                   Draper, Utah 84020
                                   Attention:  Paul W. Hess,
                                   General Counsel

          If to Escrow Agent:      Zions First National Bank, N.A.
                                   P.O. Box 30880
                                   Salt Lake City, Utah 84130
                                   Attention:  Marc R. Edminster

          If to Sellers:           Kevin R. Dye
                                   8135 Vista Forest Drive
                                   Roanoke, VA 24018

                                   C. Phillip Pattison
                                   470 Navajo West
                                   Lake Quivira, KS 66106

                                   Barry J. Marshall
                                   40 Beatrice Road
                                   Dalkeith 6009, Western Australia

                                   William A. Fry
                                   26700 West 73rd Street
                                   Shawnee, KS 66227

               Any party may change the address to which such communications are to be directed to it by giving written notice to the other parties in the manner provided in this Section.

                8. Modification. No change or modification of this Agreement, nor of any right, title, interest, or liability hereunder, shall be binding on Escrow Agent, without Escrow Agent's written consent.

                9. Disagreement. In the event of any disagreement between Ballard and Sellers resulting in adverse claims and demands being made, Escrow Agent shall be entitled at its option to refuse to comply with any such claim or demand so long as such disagreement shall continue, and Escrow Agent shall not be or become liable to Ballard or Sellers for its reasonable failure or refusal to comply with such conflicting or adverse demands; and Escrow Agent shall be entitled to continue so to refrain and refuse so to act until:

                    (a)  The  rights of  the  adverse  claimants shall
          have been finally adjudicated in a court assuming jurisdiction of the parties and the Escrowed Shares involved herein or affected hereby; or

                    (b) All differences shall have been adjusted by agreement, and Escrow Agent shall have been notified thereof in a writing signed by both Ballard and Sellers.

               Escrow Agent may confer with legal counsel in the event of any dispute or question as to its duties hereunder and shall not be held to any liability for acting in accordance with advice so received.

               10.  Escrow  Agent  Liability.    Ballard  and  Sellers
          further agree that:

                    (a) Escrow Agent acts hereunder as a depository only and is not responsible or liable in any manner whatever for any act to be performed hereunder on the part of either Ballard or Sellers, or for any failure to perform by either, or for the sufficiency, correctness, genuineness or validity of any instrument deposited with Escrow Agent hereunder, or with respect to the form of execution of the same, or the identity, authority or rights of any person executing or depositing the same;

                    (b) Except as herein otherwise expressly provided, Escrow Agent shall be under no obligation whatsoever to give any notice concerning any payment or any default hereunder, or any other notice;

                    (c) Escrow Agent shall not be liable for acting upon any notice (including a Claim Notice), certification, request, waiver, consent, receipt or other paper or document believed by Escrow Agent to be genuine and signed by the proper party or parties;

                    (d) Escrow Agent is hereby expressly authorized to comply with and obey any and all orders, judgments and decrees of any court, made, filed, entered or issued, with proper jurisdiction; and in case Escrow Agent shall obey or comply with any such order, judgment, or decree, Escrow Agent shall not be liable to any of the parties hereto, or to anyone else or otherwise by reason of any such compliance, notwithstanding the fact that any such order, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

                    (e) Escrow Agent shall not be liable, except for the negligence or willful misconduct of its agents or employees, and except with respect to claims based upon such negligence or willful misconduct that are successfully asserted against Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless
          Escrow Agent from and against any and all losses, liabilities, claims, actions, damages, and expenses, including reasonable attorneys' fees, arising out of and in connection with this Escrow Agreement.

               11. Voting Rights. For so long as any of the Escrowed Shares are being held by Escrow Agent pursuant to the terms of this Agreement, Sellers shall have the right to vote the Escrowed Shares in proportion to their relative beneficial ownership of the Escrowed Shares, as set forth in Exhibit A. Voting shall be by omnibus proxies executed and delivered by Sellers to Escrow Agent who shall then vote as the record holder of the Escrowed Shares in behalf of Sellers.

               12. Dividend Rights. Any cash dividends paid to Escrow Agent during the term of this Agreement with respect to the Escrowed Shares will be promptly disbursed to Sellers in proportion to their beneficial ownership of the Escrowed Shares, as shown in Exhibit A. Any shares received by Escrow Agent as a result of a stock dividend or stock split up shall be added to and become part of the Escrowed Shares.

               13.  Miscellaneous.

                    (a) Titles and Captions. All section titles or captions to this Agreement are for convenience only and shall not be deemed part of this Agreement and in no way define, limit, augment, extend or describe the scope, content or intent of any part of this Agreement.

                    (b) Litigation Expenses. If any action, suit or proceeding is brought by a party with respect to a matter or matters governed by this Agreement, all costs and expenses of the prevailing party incident to such proceeding, including reasonable attorney's fees, shall be paid by the nonprevailing party.

                    (c)       Authorization.        Each    individual
          executing this Agreement does thereby represent and warrant to each other person so signing that he or she has been duly authorized to execute and deliver this Agreement in the capacity and for the entity set forth where he or she signs.

                    (d) Governing Law/Forum Selection This Agreement shall be governed by and construed in accordance with the laws of the State of Utah applicable to agreements made and to be performed entirely within such jurisdiction except to the extent federal law may be applicable. Any action under this Agreement may be filed and maintained only as follows:

                        (i) If filed by any Seller, only in state or federal courts located within Salt Lake County, State of Utah, and all parties hereby submit to the jurisdiction of such courts; or

                       (ii) If filed by Ballard or the Company, only in state or federal courts located within Johnson County, State of Kansas, and all parties submit themselves to the jurisdiction of such courts.

               IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first shown above.

                                   BALLARD MEDICAL PRODUCTS

          Date:  2/25/98           By:  Harold R. ("Butch") Wolcott
                                        Title: Executive Vice President

                                   ZIONS FIRST NATIONAL BANK

          Date:  3/4/98            By:  Marc R. Edminster
                                   Title:  Second Vice President
                                   and Trust Officer

                                   SELLERS:

          Date:  2/25/98           Kevin R. Dye

          Date:  2/25/98           C. Phillip Pattison

          Date:  2/25/98           Barry J. Marshall

          Date:  2/25/98           William A. Fry


                                    Exhibit A

                Attached to and forming part of Escrow Agreement

                               Schedule of Sellers


           (1)                             (2)               (3)

                                     Escrowed Shares    Percentage of
                                     Being Delivered   Total Escrowed
           Name and Address              Herewith          Shares

           Kevin R. Dye                   16,015             30%
           8135 Vista Forest Drive
           Roanoke, VA 24018

           C. Phillip Pattison            16,015             30%
           470 Navajo West
           Lake Quivira, KS 66106

           Barry J. Marshall              5,341              10%
           40 Beatrice Road
           Dalkeith 6009,
           Western Australia

           William A. Fry                 16,015             30%
           26700 West 73rd Street
           Shawnee, KS 66227

                    TOTAL                 53,386            100%


                                    Exhibit B

                Attached to and forming part of Escrow Agreement

                                Escrow Agent Fees


           1.  Initial Charge:                                   $500

           2. Annual Account Administration Charge one year: $1,000, to be prorated (over 12 months) for the actual period of time the escrow hereunder is in existence, with a minimum $500 fee.

           3.  Extraordinary Charges:

                    (a)  Billable at $75.00 per officer hour
                         for services substantially expanding
                         the duties or responsibilities of
                         the Escrow Agent and not generally
                         associated (in the experience of
                         this Bank as Escrow Agent, either as
                         to type, or frequency, or both) with
                         the routine administration of
                         similar Escrow Agreements; or

                    (b)  Services rendered in connection with
                         a direction by a party entitled to
                         make such direction.

           4. Out-of-Pocket Charges: (will be billed as they occur)

                    (a)  Publication costs;

                    (b)  Postage;

                    (c)  Counsel fees;

                    (d)  Printing and reproduction of
                         documents, notices and other
                         instruments;

                    (e)  Airfreight; telecopy;

                    (f)  Such other out-of-pocket expenses as
                         may reasonably be incurred.